Exhibit 10.7

PPM Loan No. 0708301

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into as of this 1st day of June, 2011 by INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation, (hereinafter referred to as “Indemnitor” or “Indemnitors,” whether one or many) in favor of and for the specific benefit of JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation (hereinafter referred to as the “Lender”).

RECITALS:

A.            Lender has agreed to permit Inland Diversified Charlotte Perimeter Woods, L.L.C., (the “Borrower”), a  Delaware limited liability company in which Indemnitor is the sole Member and Manager, to assume  a loan in the original principal amount of FORTY-SIX MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($46,500,000.00) (the “Loan”). The Assumption of the Loan is made pursuant to a Loan Assumption Agreement of even date herewith between Lender and Borrower (the “Loan Agreement”), and is evidenced by a Promissory Note (the “Note”) dated August 27, 2008 in such amount, executed by the original borrower and payable to the order of Lender.  The Note is secured by a Deed of Trust, Security Agreement and Financing Statement (the “Security Instrument”) of even date with the Note encumbering certain real and other property described therein (the “Project”), and other security documents (the Loan Agreement, the Note, the Security Instrument) and any and all other documents or instruments executed in connection with or as security for the Note (sometimes hereinafter collectively referred to as the “Loan Documents”).  Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

B.            As a condition to permitting Borrower to assume the Loan, Lender has required the execution of this Agreement by the Indemnitors.

C.            Indemnitors own (directly or indirectly) an interest in Borrower, and Indemnitors expect to derive substantial benefits from the making of the Loan and therefore find it in their best interests to execute and deliver this Agreement, and desire and specifically intend to induce Lender to make the Loan and recognize and intend that Lender will materially rely upon these presents in so doing.

NOW, THEREFORE, in consideration of the premises and of the making of the Loan by Lender, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Indemnitors, the Indemnitors agree with and for the specific benefit of Lender, its successors, participants, endorsees and assigns, as follows:

1.             Indemnity.  The Indemnitors and each of them, jointly and severally, agree to and shall indemnify and defend Lender, its directors, officers, members, shareholders, employees, agents, contractors, licensees, invitees, successors and assigns (hereinafter collectively referred to as the “Indemnified Parties”) against, and hold the Indemnified Parties harmless from and reimburse the Indemnified Parties for, any and all claims, demands, judgments, penalties, liabilities, costs, damages and expenses, directly or indirectly incurred by the Indemnified Parties, including court costs and attorney fees (prior to trial, at trial and on appeal), directly or indirectly caused by, resulting from or arising out of any of the Recourse Events described in Section 9.18 of the Loan Agreement (hereinafter collectively referred to as the “Indemnified Obligations.”)

2.             Continuing Indemnifications.  The obligations of the Indemnitors hereunder are absolute, unconditional, irrevocable, complete and continuing and shall not be released by any action which might, but for this provision of this Agreement, be deemed a legal or equitable discharge of a surety, guarantor or indemnitor, other than irrevocable payment and performance in full of the Indemnified Obligations.  No notice of the Indemnified Obligations to which this Agreement may apply, or of any renewal or extension thereof need be given to the Indemnitors.  The Indemnitors hereby waive (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance of any and all of the Indemnified Obligations; (b) notice of acceptance of this Agreement and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Indemnified Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) all defenses of Borrower and the Indemnitors pertaining to the Indemnified Obligations except for the defense of discharge by payment or performance.  The Indemnified Obligations shall constitute the direct and primary obligations of the Indemnitors, and shall be joint and several.

3.             Other Transactions.  Lender is authorized (a) to exchange, surrender or release, with or without consideration, any collateral and security which may be placed with it by Borrower or by any other person, or to deliver any such collateral and security directly to Borrower for collection and remittance or for credit, or to collect the same in any manner without notice to the Indemnitors; and (b) to amend, extend or supplement the Loan Documents, to waive compliance by Borrower or any other person with the terms thereof and to settle or compromise any of the Indemnified Obligations without notice to the Indemnitors and without affecting the liabilities of the Indemnitors.  No invalidity, irregularity or unenforceability of all or any part of the Indemnified Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Agreement.  The liabilities of the Indemnitors shall not be affected by any failure, delay, neglect or omission on the part of Lender to realize upon any of the obligations of Borrower to Lender, or upon any collateral or security for any of the Indemnified Obligations, nor by the taking by Lender of (or the failure to take) any other guaranty or guaranties or indemnity or indemnities to secure the Indemnified Obligations, nor by the taking by Lender of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind.  No act or omission of Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Indemnitors, shall affect or impair the obligations of the Indemnitors hereunder.  This Agreement shall continue in full force and effect, both as to the Indemnified Obligations now existing and/or hereafter created, notwithstanding the release of or extension of time to any other guarantor or indemnitor of the Indemnified Obligations or any part thereof.

4.             Actions Not Required.  The Indemnitors hereby waive any and all right, including any right pursuant to N.C.G.S. 26-7, to cause a marshaling of the assets of Borrower or any other action by any court or other governmental body with respect thereto or to cause Lender to proceed against any security for the Indemnified Obligations or any other recourse which Lender may have and waive any requirements that Lender institute any action or proceeding at law or in equity, or obtain any judgment, against Borrower or any other person, or with respect to any collateral security for the Indemnified Obligations, as a condition precedent to making demand on, or bringing an action or obtaining and/or enforcing a judgment against, the Indemnitors upon this Agreement.  Time is of the essence with respect to the Indemnitors’ obligations under this Agreement.  If any remedy or right hereby granted shall be found to be unenforceable, such unenforceability shall not limit or prevent enforcement of any other remedy or right hereby granted.

5.             No Subrogation.  Notwithstanding any payment or payments made by the Indemnitors hereunder and only for so long as any portion of the Loan or other sums remain payable to Lender under the Loan Documents, the Indemnitors waive all rights of subrogation to any of the rights of Lender against Borrower or any other person liable for payment or performance of any of the Indemnified Obligations or any collateral security or guaranty or right of offset held by Lender for payment or performance of the Indemnified Obligations, and the Indemnitors waive all rights to seek any recourse to or contribution or reimbursement from Borrower or any other person liable for payment or performance of any of the Indemnified Obligations in respect of payments made by the Indemnitors hereunder.

6.             Recovery of Payment.  If any payment received by Lender and applied to the Indemnified Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indemnified Obligations to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Indemnified Obligations as fully as if such application had never been made.

7.             Remedies.  All remedies afforded to Lender by this Agreement are separate and cumulative remedies and no one of such remedies, whether or not exercised by Lender, shall limit any of the other remedies available to Lender and shall in no way limit or prejudice any other remedy which Lender may have.  Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Lender.

8.             Bankruptcy of Borrower.  The liabilities and obligations of the Indemnitors under this Agreement shall not be impaired or affected by the institution by or against Borrower or any other person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors.  Any discharge of any of the Indemnified Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Indemnitors under this Agreement, and upon the institution of any of the above actions, such obligations shall be enforceable against the Indemnitors.

9.             Costs and Expenses.  The Indemnitors shall pay or reimburse Lender on demand for all out-of-pocket expenses (including in each case all reasonable attorney fees and expenses) incurred by Lender arising out or in connection with the enforcement of this Agreement against the Indemnitors or arising out of or in connection with any failure of the Indemnitors to fully and timely perform the obligations of the Indemnitors hereunder.

10.           Waivers and Amendments.  This Agreement can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Lender.  A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

11.           Financial Statements.  Each of the Indemnitors shall deliver to Lender, within one-hundred twenty (120) days after the end of each calendar year, and within twenty (20) days after Lender’s request in the event of any Default by Borrower under any of the Loan Documents, a current financial statement, certified as correct by such Indemnitor.  In addition, each Indemnitor covenants and agrees to the terms and provisions of Section 3.13 of the Loan Agreement (with respect to matters relating to Indemnitor in such Section).  At Lender’s option, exercisable in the event of any Default by Borrower under any of the Loan Documents, or if Lender has reason to believe that any previously provided financial information may have been misleading or inaccurate, such financial statements shall be, at all times thereafter,  prepared and certified by an independent certified public accountant at Indemnitors’ expense.

12.           Successors and Assigns.  The obligations of the Indemnitors hereunder shall be joint and several.  This Agreement shall be binding upon the Indemnitors and their respective heirs, legal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

13.           Choice of Law.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina.

14.           WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, INDEMNITORS AND LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM (DIRECTLY OR INDIRECTLY) THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

15.           Jurisdiction and Venue.  With respect to any suit, action or proceedings relating to this Agreement, the Project, or any of the other Loan Documents (“Proceedings”) each party irrevocably (i) submits to the non exclusive jurisdiction of the state and federal courts located in the State where the Project is located, and (ii) waives any objection which it may have at any time to the laying of venue of any proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party.  Nothing in this Agreement shall preclude either party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

16.           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.

17.           Interpretation.  This Agreement has been negotiated by parties knowledgeable in the matters contained in this Agreement, with the advice of counsel, is to be construed and interpreted in absolute parity, and shall not be construed or interpreted against any party by reason of such party’s preparation of the initial or any subsequent draft of the Loan Documents or this Agreement.

18.           Severability.  If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions in this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19.           Notices.  All notices or other written communications hereunder shall be given in accordance with the terms of the Loan Agreement.

20.           Captions.  The headings of each section herein are for convenience only and do not limit or construe the contents of any provisions of this Agreement.

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IN WITNESS WHEREOF, the Indemnitors have caused this Agreement to be duly executed as of the date and year first above written.

INDEMNITOR:

INLAND DIVERSIFIED REAL ESTATE TRUST, INC., Maryland corporation

By:	/s/ Barry L. Lazarus
	Name:	Barry L. Lazarus
	Title:	President

STATE OF Illinois

COUNTY OF Lake

I,  Michael A. Shlau a Notary Public of Lake County and State of Illinois, do hereby certify that Barry L. Lazarus (the “Signatory”), the President of Inland Diversified Real Estate Trust, Inc. personally appeared before me this day and by authority duly given, acknowledged the due execution of the foregoing instrument.

I certify that the Signatory personally appeared before me this day, and (check one of the following):

☒           (I have personal knowledge of the identify of the Signatory); or

☐            (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of

(check one of the following:

☐            a driver’s license; or

☐            in the form of                                                         ); or

☐            (a credible witness has sworn to the identity of the Signatory).

The Signatory acknowledged to me that he/she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated.

Witness my hand and official stamp or seal this 31st day of  May, 2011.

/s/ Michael A. Shlau
Notary Public
Print Name:	Michael A. Shlau
My Commission Expires:
(Note: Notary Public must sign exactly as on notary seal)

[AFFIX NOTARY SEAL BELOW -MUST BE FULLY LEGIBLE]